UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2023

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, Suite 400
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

EXPLANATORY NOTE

This Form 8-K/A amends Item 1.01 and 9.01 of the Current Report on Form 8-K, originally filed on January 23, 2023 (the “Original 8-K”) of Iovance Biotherapeutics, Inc. (the “Company”). The Original 8-K reported (x) the entry of the Company and its newly formed, wholly owned subsidiary, Iovance Biotherapeutics UK Ltd (“Purchaser”) into an Option Agreement (the “Agreement”) with Clinigen Holdings Limited, Clinigen Healthcare Limited, and Clinigen, Inc. and (y) that the Company has agreed to non-binding terms related to a proposed secured line of credit of up to $100.0 million from Quogue Capital LLC (the “Line of Credit”). This Current Report on Form 8-K/A amends the Original 8-K to file as an exhibit the Agreement as described in the Original 8-K. Following the Company’s entry into a binding, definitive agreement regarding the Line of Credit, the Company will file a copy of such agreement by amendment to the Original 8-K on Form 8-K/A or as an exhibit with the next periodic report. Except as expressly stated herein and below, this Form 8-K/A does not amend or update any other information in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Option Agreement, dated January 23, 2023, by and among Iovance Biotherapeutics, Inc., Iovance Biotherapeutics UK Ltd, Clinigen Holdings Limited, Clinigen Healthcare Limited, and Clinigen, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(b)(10) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2023	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Interim CEO & General Counsel